                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 15, 2001

                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)

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
            DELAWARE                              000-28324                     04-3119555
-----------------------------------   -----------------------------------  -------------------
  (State or other jurisdiction of          (Commission File Number)           (IRS Employer
         incorporation)                                                      Identification No.)
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     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                               02129
-------------------------------------        ------------------------------
  (Address of principal executive                     (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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         This Amendment No. 1 on Form 8-K/A is filed for the purpose of filing the financial statements of Eligix, Inc. ("Eligix") required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The financial statements of Eligix required by this item are included as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

     (b) Pro Forma Financial Information.

     The pro forma financial information required by this item is included as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

     (c) Exhibits.

     See Exhibit Index attached hereto.


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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 26, 2001                     BIOTRANSPLANT INCORPORATED


                                   By:  /s/ Richard V. Capasso
                                        -----------------------------
                                        Richard V. Capasso
                                        Vice President, Finance and Treasurer


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                                  EXHIBIT INDEX
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
EXHIBIT NO.                         EXHIBIT
2.1 Agreement and Plan of Merger, dated as of December 8, 2000, by and among BioTransplant Incorporated, BT/EL Acquisition Co. and Eligix, Inc. (Incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 333-53386)).

23.1    Consent of PricewaterhouseCoopers LLP.

99.1 Press Release dated May 16, 2001 (previously filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on May 25, 2001).

99.2    Financial Statements of Eligix, Inc.

99.3    Unaudited Pro Forma Financial Information of BioTransplant and Eligix.
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